Financial Instruments (Tables)	9 Months Ended
Sep. 30, 2022
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Schedule of carrying values and estimated fair values of debt instruments	The carrying values and estimated fair values of our financial instruments at September 30, 2022 and December 31, 2021 are as follows:

		September 30, 2022		December 31, 2021
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value
Non-Derivatives:
Cash and cash equivalents (1)	Level 1	498,164	498,164	232,211	232,211
Restricted cash and short-term deposits (2)	Level 1	130,949	130,949	106,073	106,073
Trade accounts receivable (3)	Level 1	51,264	51,264	28,912	28,912
Investment in listed equity securities (4)	Level 1	543,204	543,204	449,666	449,666
TTF swap collateral (note 14)	Level 1	27,570	27,570	6,940	6,940
Trade accounts payable (3)	Level 1	(15,132)	(15,132)	(4,936)	(4,936)
Assets held for sale (note 11)	Level 2	707	707	1,697,039	1,697,039
Liabilities held for sale (note 11)	Level 2	(4,189)	(4,189)	(879,477)	(879,477)
Current portion of long-term debt and short-term debt (5) (6) (7)	Level 2	(354,520)	(354,520)	(388,005)	(388,005)
Current portion of 2017 Convertible Bonds (6) (8)	Level 2	—	—	(315,646)	(316,561)
Long-term debt (6) (7)	Level 2	(723,262)	(723,262)	(947,855)	(947,855)
Long-term debt - Norwegian Bonds (6) (8)	Level 1	(299,520)	(285,696)	—	—
Derivatives:
Oil and gas derivative instruments (9)	Level 2	547,266	547,266	207,058	207,058
Interest rate swaps asset (10) (11)	Level 2	57,616	57,616	—	—
Interest rate swaps liability (10) (11)	Level 2	—	—	(17,300)	(17,300)

		September 30, 2022		December 31, 2021
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value
Commodity swap asset (10) (12) (13)	Level 2	28,504	28,504	1,753	1,753
Commodity swap liability (10) (12) (13)	Level 2	(10,428)	(10,428)	(88)	(88)
(1) The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

(2) The carrying value of restricted cash and short-term deposits is considered to be equal to the estimated fair value because of their near term maturity.

(3) The carrying values of trade accounts receivable and trade accounts payable approximate fair values because of the near term maturity of these instruments.

(4) “Investment in listed equity securities” refers to our NFE Shares (note 14). The fair value was calculated using the NFE closing share price as of September 30, 2022, resulting in a valuation of $543.2 million.

(5) The carrying amounts of our short-term debt approximate their fair values because of the near term maturity of these instruments.

(6) Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the above table are gross of the deferred charges amounting to $23.6 million and $28.2 million at September 30, 2022 and December 31, 2021, respectively.

(7) The estimated fair values for both the floating long-term debt and short-term debt are considered to be equal to the carrying value since they bear variable interest rates, which are adjusted on a quarterly or six-monthly basis.
(8) The estimated fair values of the unsecured 2017 Convertible Bonds and our $300.0 million senior unsecured bonds (the “2021 Norwegian Bonds”) are based on their quoted market prices as of the balance sheet date. In February 2022, following the listing of the 2021 Norwegian Bonds, the fair value hierarchy had been transferred from level 2 to level 1.

(9) The fair value of the oil and gas derivative instruments was determined using the estimated discounted cash flows of the additional payments due to us as a result of oil prices moving above a contractual oil price floor over the term of the LTA (Brent crude oil price linked) and the estimated discounted cash flows of the additional payments due to us until the end of the contract in 2026 as a result of gas prices moving with respect to the contractual pricing terms per the Amendment 3 to the LTA and the Euro/USD exchange rates based on the forex forward curve (TTF price linked). Significant inputs used in the valuation of the oil and gas derivative instruments include management’s estimate of an appropriate discount rate and the length of time necessary to blend the long-term and short-term oil and gas prices obtained from quoted prices in active markets.

(10) The fair value of certain derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, quoted closing market prices and our creditworthiness and that of our counterparties.

(11) The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive value at the end of each period, reduced by the effects of master netting arrangements.

(12) We have entered into commodity swaps to economically hedge our exposure to a portion of FLNG Hilli’s tolling fee that is linked to the TTF index, by swapping variable cash receipts that are linked to the TTF index for anticipated future production volumes with fixed payments from our TTF swap counterparties. We have entered into master netting agreements with our counterparties which we consider to be subject to nominal credit risk as these transactions are settled on a daily margin basis with investment grade institutions. We have economically hedged 50% of our anticipated Q4 2022 FLNG Hilli TTF-linked production volume, 100% of our anticipated 2023 FLNG Hilli TTF-linked production volume and 50% of our anticipated 2024 FLNG Hilli TTF-linked production volume. We are exposed to the underlying risk that FLNG Hilli TTF-linked production volumes do not meet these production volumes that have been economically hedged and to the risk that the price of the TTF-linked production volumes that have been swapped exceeds the contracted swap price.

(13) Does not include collateral posted with counterparties to our TTF commodity swaps. We have recognized cash collateral receivable of $27.6 million as of September 30, 2022 ($6.9 million as of December 31, 2021) related to our TTF commodity swaps – included in “Other current asset” (note 14).

Schedule of designated cash flow hedges	As of September 30, 2022, we were party to the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below:

Instrument (in thousands of $)	Notional value	Maturity dates	Fixed interest rates
Interest rate swaps:
Receiving floating, pay fixed	550,000	2024 to 2029	1.69% - 2.37%
For our commodity swaps, if we were to offset and record the asset and liability balances of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of September 30, 2022 and December 31, 2021 would be as adjusted in the following table:

	September 30, 2022			December 31, 2021
	Gross amounts presented in the unaudited consolidated balance sheet	Gross amounts not offset in the unaudited consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
(in thousands of $)
Commodity swaps
Total derivative assets	28,504	(5,423)	23,081	1,753	(88)	1,665
Total derivative liabilities	(10,428)	5,423	(5,005)	(88)	88	—

Schedule of net investment hedges, statements of financial performance and financial position, location
The 2022 Incremental Capacity for the Hilli is linked to TTF gas prices. As of September 30, 2022, we entered into commodity swaps involving the payment of fixed prices in exchange for Dutch natural gas to manage our exposure to the TTF gas prices volatility, as summarized below:

Instrument	Notional quantity (MMBtu)	Maturity date	Fixed price/MMBtu
Commodity swap derivatives:
Receiving fixed, pay floating	5,242,251	2022 - 2024	$49.50 to $70.00